                                                                EXHIBIT 10.6

                                   CORAL SYSTEMS, INC.

[PIONEER BANK OF LONGMONT LOGO]                                  COMMERCIAL/
     1610 Hover Street                                          AGRICULTURAL
  Longmont, Colorado 80501 ---------------------------------- REVOLVING OR DRAW
      (303) 651-7777                   ADDRESS               NOTE-VARIABLE RATE
        "LENDER"           ----------------------------------
                              1500 KANSAS AVE, SUITE 2E
                              LONGMONT, CO  80501
                           ----------------------------------
                           TELEPHONE NO.   IDENTIFICATION NO.
                           ----------------------------------

-----------------------------------------------------------------------------------------------------
OFFICER      INTEREST     PRINCIPAL AMOUNT/       FUNDING/         MATURITY     CUSTOMER      LOAN
INITIALS       RATE        CREDIT LIMIT        AGREEMENT DATE        DATE        NUMBER      NUMBER
-----------------------------------------------------------------------------------------------------
 DLA         VARIABLE       $750,000.00          04/26/96          04/26/97                  3528103
-----------------------------------------------------------------------------------------------------

                                PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 Dollars ($750,000.00) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses, then to accrued interest, and then to principal.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days per year. Interest on this Note shall be calculated at a variable rate equal to ONE AND 250/1000 percent (1.250%) per annum over the Index Rate. The initial Index Rate is currently EIGHT AND 250/1000 percent (8.250%) per annum. Therefore, the initial interest rate on this Note shall be NINE AND 500/1000 percent (9.500%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: A DAILY BASIS DETERMINED AND ANNOUNCED BY THE BANK. AT ITS SOLE DISCRETION THE BANK RESERVES THE RIGHT TO MAKE LOANS AT, ABOVE, OR BELOW THE BASE RATE INDEX RATE: The Index Rate for this Note shall be: NEW YORK PRIME

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (na%) per annum. The maximum interest rate on this Note shall not exceed n/a percent (n/a%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

DEFAULT RATE: In the event of any default under this Note, the Lender may in its discretion, determine that all amounts owed to Lender shall bear interest at the lesser of: 8.0 or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

INTEREST DUE AND PAYABLE ON A MONTHLY BASIS COMMENCING 5-26-96 WITH ALL UNPAID PRINCIPAL AND ACCRUED INTEREST DUE AT OR BEFORE MATURITY ON 04-26-97

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL: If checked, [ ] this Note is a renewal of loan number _______________ .

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to Lender's common law right of setoff. [X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: [ ] No minimum finance charge or prepayment penalty. [X] A minimum finance charge of $25.00. [ ] A prepayment penalty of _____% of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than 10 days late, Borrower will be charged a late payment charge of $10.00 or 5.000% of the payment amount, whichever is [ ] greater [X] less, as permitted by law.

REVOLVING OR DRAW FEATURE: [X] This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. [ ] This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a written ledger of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance on such ledger shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the ledger on a periodic basis, however, Borrower shall be entitled to inspect or obtain a copy of the ledger during Lender's business hours.

CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:

--------------------------------------------------------------------------------
BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE: APRIL 26, 1996

BORROWER: CORAL SYSTEMS, INC.           BORROWER: CORAL SYSTEMS, INC.

/s/ ERIC JOHNSON                        /s/ HOWARD KAUSHANSKY
------------------------------------    ----------------------------------------
ERIC JOHNSON                            HOWARD KAUSHANSKY

                              TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:

   (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

   (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender;

   (c) provides or causes any false or misleading signature or representation to be provided to Lender;

   (d) allows the collateral securing this Note (lf any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation;

   (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;

   (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

   (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

   (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

   (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

   (c)   to take possession of any collateral in any manner permitted by law;

   (d) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

   (e) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;

   (f) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

   (g) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, such as the right of set-off.

3. DEMAND FEATURE: If this Note contains a demand feature, then notwithstanding anything to the contrary contained in this Note, Lender's rights with respect to the events of default identified above shall not be limited, restricted, impaired or otherwise adversely affected by the demand feature of this Note. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements and other financial information (including, but not limited to, balance sheets and profit and loss statements) upon request.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY AND INTEREST LIMITATION: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such interest shall be repaid to the Borrower.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiaton, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees, to the extent permitted by applicable law, and collection costs.

11. MISCELLANEOUS: This Note is being executed for commercial/agricultural purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. Borrower hereby waives any right to trial by jurv in any civil action arising out of, or based upon, this Note or the collateral securing this Note. If Lender obtains a Judgment for any amount due under this Note interest will accrue on the judgment at the Default Rate described in this Note. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represents the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

12. ADDITIONAL TERMS: Borrower agrees to provide yearly financial statements and income tax returns, both business and personal (where applicable).

                            CORAL SYSTEMS, INC

[PIONEER BANK OF LONGMONT LOGO]                                   DISBURSEMENT
     1610 Hover Street                                            INSTRUCTIONS
  Longmont, Colorado 80501  ------------------------------------
     (303) 651-7777                       ADDRESS
        "LENDER"            ------------------------------------
                            1500 KANSAS AVE, SUITE 2E
                            LONGMONT, CO 80501
                            ------------------------------------
                            TELEPHONE NO.     IDENTIFICATION NO.

-------------------------------------------------------------------------------------------------------------------------
OFFICER         INTEREST             PRINCIPAL AMOUNT/             FUNDING/         MATURITY     CUSTOMER           LOAN
INITIALS          RATE                 CREDIT LIMIT             AGREEMENT DATE        DATE        NUMBER           NUMBER
-------------------------------------------------------------------------------------------------------------------------
  DLA           VARIABLE                $750,000.00                04/26/96         04/26/97                      3528103
-------------------------------------------------------------------------------------------------------------------------

                                                    Dated: APRIL 26, 1996

Borrower has borrowed money from Lender indicated above pursuant to a PROMISSORY NOTE dated APRIL 26, 1996

Borrower hereby instructs Lender to disburse the initial or complete proceeds from the PROMISSORY NOTE in the following manner:

TITLE EXAMINATION                                                        n/a
TITLE INSURANCE COMPANY                                                  n/a
APPRAISAL FEE                                                            n/a
PAID TO PUBLIC OFFICIALS                                                 n/a
ATTORNEY FEES                                                            n/a
MORTGAGE REGISTRATION FEE                                                n/a
CREDIT REPORTING FEE                                                     n/a
PAID TO                                                                  n/a
PAID TO                                                                  n/a
PAID TO                                                                  n/a
PAID TO                                                                  n/a
PAID TO                                                                  n/a

--------------------------------------------------------------------------------

BORROWER:  CORAL SYSTEMS, INC.                    BORROWER:  CORAL SYSTEMS, INC.

By: /s/ ERIC JOHNSON                              By: /s/ HOWARD KAUSHANSKY
    --------------------------                        --------------------------
    ERIC JOHNSON                                      HOWARD KAUSHANSKY

                                              --------------------------------------------
[PIONEER BANK OF LONGMONT LOGO]                            OWNER OF COLLATERAL
      1610 Hover Street                       --------------------------------------------                    COMMERCIAL
  Longmont, Colorado 80501                    Coral Systems, Inc                                               SECURITY
       (303) 651-7777                                                                                         AGREEMENT
          "LENDER"                            --------------------------------------------
                                                                ADDRESS
                                              --------------------------------------------
                                              1500 KANSAS AVE, SUITE 2E
                                              LONGMONT, CO 80501
                                              --------------------------------------------
                                              TELEPHONE NO.             IDENTIFICATION NO.
---------------------------------------------------------------------------------------------------------------------------------
               BORROWER                                                                   LOCATION OF COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------
CORAL SYSTEMS, INC

--------------------------------------------
               ADDRESS
--------------------------------------------
1500 KANSAS AVE,, SUITE 2E
LONGMONT, CO  80501

--------------------------------------------
TELEPHONE NO.            IDENTIFICATION NO.
--------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


   1. SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

   2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees, incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein), liabilities, obligations and covenants (cumulatively "Obligations") to Lender including (without limitation) those arising under or pursuant to:

   a.    this Agreement and the following promissory notes and agreements:

-------------------------------------------------------------------------------------------------------------
      INTEREST            PRINCIPAL AMOUNT/           FUNDING/        MATURITY      CUSTOMER          LOAN
        RATE                CREDIT LIMIT           AGREEMENT DATE       DATE         NUMBER          NUMBER
-------------------------------------------------------------------------------------------------------------
      VARIABLE               $750,000.00             4/26/96         4/26/97                     3528103

-------------------------------------------------------------------------------------------------------------

   b. all other present or future, Obligations of Borrower or Owner to Lender (WHETHER INCURRED FOR THE SAME OR DIFFERENT PURPOSES THAN THE FOREGOING);
   c. all amendments, modifications, replacements or substitutions to any of the foregoing; and
   d.    applicable law.

   3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

   [X] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

   [X] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

   [ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

   [X] All inventory including, but not limited to, the inventory described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

   6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and covenants to Lender that:

   (a)   Owner is and shall remain the sole owner of the Collateral;
   (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials across the property. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum;
         (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to
         Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or
         (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;
   (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
   (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;
   (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;
   (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;
   (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;
   (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;
   (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;
   (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;
   (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;
   (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;
   (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;
   (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;
   (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and
   (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

   7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

   8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

   9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

   10. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

   11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

   12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

   13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

   14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $ ___n/a__ . Insurance coverage obtained by Owner shall be from a licensed insurer subject to Lender's approval. Owner shall assign to Lender all rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owners name on any draft or negotiable instrument drawn by any insurer.

   15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

   16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

   17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow
Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

   18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:

      (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
      (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender;
      (c) provides or causes any false or misleading signature or representation to be provided to Lender;
      (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;
      (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
      (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;
      (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
      (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or;
      (i)  causes Lender in good faith to deem itself insecure for any reason.

   19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

      (a)  to declare the Obligations immediately due and payable in full;
      (b) to collect the outstanding Obligations with or without resorting to judicial process;
      (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
      (d)  to take possession of any Collateral in any manner permitted by law;
      (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
      (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
      (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process;
      (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
      (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

   20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

   21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

   22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner at the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the determination of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

   23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

   24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

   25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

   26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

   27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

   28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Agreement or any related document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

   29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement, Owner agrees to pay Lender's attorneys' fees and collection costs.

   30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as requested by Lender from time to time. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

   31. ADDITIONAL TERMS:



Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

Dated: APRIL 26, 1996

                                        LENDER:  PIONEER BANK OF LONGMONT

                                        /s/ DANIEL L. ALLEN
                                        ----------------------------------------
                                         DANIEL L ALLEN
                                         PRESIDENT AND CEO


OWNER:   CORAL SYSTEMS, INC.            OWNER:   CORAL SYSTEMS, INC.

/s/ ERIC JOHNSON                        /s/ HOWARD KAUSHANSKY
-------------------------------------   ----------------------------------------
 ERIC JOHNSON                            HOWARD KAUSHANSKY

                                   SCHEDULE A

ALL ACCOUNTS, ACCOUNTS RECEIVABLE, CASH, EQUIPMENT, TRANSFERABLE THIRD PARTY SOFTWARE RIGHTS, HARDWARE, FURNITURE, AND INVENTORY NOW OWNED OR HEREAFTER ACQUIRED WHEREVER LOCATED, EXCEPTING PURCHASE MONEY SECURITY INTERESTS WHERE APPLICABLE.

                                   SCHEDULE B

                                   SCHEDULE C

                                                --------------------------------------------
[PIONEER BANK OF LONGMONT LOGO]                            OWNER OF COLLATERAL
      1610 Hover Street                         --------------------------------------------                 AGREEMENT
   Longmont, Colorado 80501                     CORAL SYSTEMS, INC                                           TO FURNISH
        (303) 651-7777                                                                                       INSURANCE
            "LENDER"                            --------------------------------------------
                                                                 ADDRESS
                                                --------------------------------------------
                                                1500 KANSAS AVE, SUITE 2E
                                                LONGMONT, CO 80501
                                                --------------------------------------------
                                                TELEPHONE NO.             IDENTIFICATION NO.
       -------------------------------------------------------------------------------------------------------------------
       OFFICER       INTEREST            PRINCIPAL AMOUNT/           FUNDING/         MATURITY     CUSTOMER          LOAN
       INITIALS        RATE                CREDIT LIMIT           AGREEMENT DATE        DATE        NUMBER          NUMBER
       -------------------------------------------------------------------------------------------------------------------
         DLA         VARIABLE               $750,000.00             4/26/96           4/26/97                      3528103
       -------------------------------------------------------------------------------------------------------------------

INSURANCE REQUIREMENT:
The Borrower identified above understands that one of the requirements of the loan or financial accommodation is that the property pledged as collateral on the loan must be insured.

INSURANCE COVERAGE:
The insurance coverage must provide at least fire, theft, combined additional coverages, and in addition, $ n/a deductible comprehensive and collision coverage on motor vehicles. The insurance policy must contain a loss payable clause endorsement naming the Lender.

INSURANCE COMPANY:
BORROWER UNDERSTANDS THAT BORROWER MAY CHOOSE THE PERSON THROUGH WHOM THE INSURANCE IS TO BE OBTAINED, AND THAT IF IT IS OBTAINED THROUGH LENDER, THE COST OF THE INSURANCE WILL BE $ n/a . The Insurance coverage must be provided by an insurance company reasonably acceptable to Lender.

DURATION OF INSURANCE COVERAGE:
The insurance coverage identified above must remain in effect during the term of the loan or financial accommodation.

FAILURE TO PROVIDE INSURANCE:
Proof of the required insurance coverage with an effective date the same or earlier than the Funding/Agreement Date indicated above must be delivered to Lender within ten (10) days from the Funding/Agreement Date. Borrower acknowledges and understands that if Borrower fails to provide proof of the required insurance or fails to maintain such insurance at any time during the term of the loan or financial accommodation, the Lender may obtain a policy protecting Lender's interest in the collateral for the remaining term of the loan. BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT IF LENDER PURCHASES ANY SUCH INSURANCE COVERAGE THE INSURANCE COVERAGE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL UP TO THE AMOUNT OF THE LOAN.

Borrower further acknowledges that: Any equity in the collateral will not be insured; the insurance coverage will not provide any public liability or property damage indemnification, and will not meet the requirements of any financial responsibility law.

AUTHORIZATION:
Borrower authorizes Lender to obtain insurance coverage to protect Lender's interest in the collateral and to add the premium to the loan or account balance in the event that Borrower fails to provide proof of the required insurance coverage, or if such insurance coverage is cancelled or terminated. Interest on the premium shall accrue at the interest rate indicated on the promissory note or agreement and shall be charged from the date the premium is added to the loan amount.

PROPERTY TO BE INSURED:

         EQUIPMENT, HARDWARE, FURNITURE, AND INVENTORY

INSURER:
Borrower has arranged for the required insurance to be provided through the insurance company shown below and requested an insurance agent of the company to note a loss payable clause endorsement in favor of Lender on the policy and to send proof of such coverage to Lender.

INSURANCE COMPANY:
                  -----------------------------------------------------------------------------------------------------------
AGENT:                                                                            PHONE:
      --------------------------------------------------------------------------        -------------------------------------
POLICY OR BINDER DATE:                                                              NO:
                      ----------------------------------------------------------       --------------------------------------
EFFECTIVE DATE:                                                                     EXPIRATION DATE:
               -----------------------------------------------------------------                    -------------------------

=============================================================================================================================

Borrower has read, understands and agrees to the terms and conditions of this Agreement and acknowledges receipt of an exact copy of this Agreement.

DATED:   APRIL 26, 1996

BORROWER:  CORAL SYSTEMS, INC.            BORROWER: CORAL SYSTEMS, INC.
/s/ ERIC JOHNSON                          /s/ HOWARD KAUSHANSKY
--------------------------------------    --------------------------------------
 ERIC JOHNSON                              HOWARD KAUSHANSKY

                     [PIONEER BANK OF LONGMONT LETTERHEAD]

                                 LOAN AGREEMENT

April 15, 1996

Coral Systems, Inc
1500 Kansas Ave. Suite 2E
Longmont, CO 80501

Dear Gentlemen:

Pioneer Bank of Longmont has approved the credit request of Coral Systems, Inc. Funds may be drawn under this loan beginning at such time as all conditions of lending described therein have been satisfied. We are pleased to serve your business needs and look forward to our business relationship. The following describes the terms and conditions of our loan.

Borrower:          Coral Systems, Inc

Lender:            Pioneer Bank of Longmont ("Bank")

Loan Amount:       $750,000.00, to be evidenced by a promissory note in that
                   amount.

Interest Rate:     Floating rate at 1.25% over New York Prime rate

Loan Fees:         Associated documentation and recording fees, to be paid by
                   Borrower

Loan Term:         1 year

Repayment Terms:   Interest payable monthly, balance due at maturity

         Financial Statement

         Upon preparation, but in any event within 60 days after the last day of each fiscal year of Borrower, the financial statements of the Borrower as of the end of and for such fiscal year setting forth in comparative form the corresponding figures of the financial statements showing the balance sheet and income statement, all in reasonable detail.

         Additional Information

         Such further information as may reasonably be necessary or as the Bank may reasonably request to determine whether Borrower is complying with its obligations under this Agreement, the notes and the security documents, or the Agreement, security documents, or to determine the financial condition of Borrower.

AFFIRMATIVE COVENANTS

         Until payment in full of the Obligation contemplated hereby and the performance of all other obligations of the Borrower under this Agreement, the Borrower agrees to do all of the following unless the Bank shall otherwise consent in writing:

                 Borrower will maintain a primary depository account with the Bank.

                 Borrower will notify the Bank of any material adverse claims against the Borrower if and when any claims arise.

EVENTS OF DEFAULT

         The occurrence of any of the following events shall constitute and "Event of Default" hereunder and under the related documents and instruments:

                 The Borrower shall fail to pay, when due, any amount of principal of or interest on any Obligation contemplated hereby (whether due on the date provided for therein or by acceleration or otherwise) or any other amount payable by Borrower hereunder the related documents or instruments.

                 Default with respect to any other indebtedness of the Borrower for borrowed money if the effect is to accelerate such indebtedness or permit the holder thereof to cause such indebtedness to become due prior to its stated maturity and such indebtedness to become due prior to its stated maturity and such indebtedness shall not be paid when due.

                 Any representation or warranty made by the Borrower herein, or in the related documents or instruments, or in any certificate or financial statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or the Borrower shall default in the performance or observance of any covenant contained in this Agreement or the related documents and instruments if the default shall remain uncorrected for thirty (30) days after the Bank gives notice to the Borrower, plus such additional reasonable time as may be necessary if default cannot be remedied within the foregoing thirty days for reasons beyond the Borrower's control.

CONSEQUENCES OF DEFAULT

         Upon the occurrence of any Event of Default and thereafter, the Bank shall be under no further obligation to make loans or further advances hereunder and may at its option declare the principal of any the interest on any Obligation contemplated hereby and all other sums payable, whereupon the same shall become immediately due and payable without protest, presentment, notice of demand, all of which the Borrower expressly waives. Regardless of whether the Bank shall exercise its option to accelerate pursuant to the preceding sentence, the Bank may, at its option, realize on any of all of the Collateral by exercising any remedies provided in related documents and instruments or otherwise provided by law.

         The Bank shall have the right to set off against the obligation held by it any debt owing to the Borrower by the Bank, including, without limiting the generality of the foregoing, any funds in any deposit accounts now or hereafter maintained by the Borrower with the Bank, and for such purposes the Bank shall have and there is hereby granted to and created in favor of the Bank a security interest in all such deposit accounts.

MISCELLANEOUS

         Amendments

         No provision or term of this Agreement may be amended, modified, revoked, supplemented, waived or otherwise changed by Borrower or the Bank unless designated by both as an amendment, supplement, or waiver.

         Entire Agreement

         This Agreement, and the documents and instruments executed and delivered in conjunction herewith, constitute and incorporate the entire agreement between the Bank and Borrower concerning the subject matter of this Agreement, and supersede any prior agreements between the Bank and Borrower concerning the subject matter thereof.

We appreciate the opportunity to extend this commitment to you. If these terms and conditions meet with your approval, please indicate acceptance by signing below and returning this document to the Bank. This loan will be available once all the documentation has been executed and returned to the Bank. If you have any questions regarding the above, or if I can provide you with any help, please call me.

Sincerely,

/s/ DANIEL L ALLEN

Daniel L Allen
President and CEO

Acknowledged and accepted by Coral Systems, Inc on this 26th day of April 1996.

by: /s/ ERIC ALAN JOHNSON
    ----------------------------------------------------------------------------
                               Coral Systems, Inc

Collateral:   Perfected 1st Security interest in all accounts, accounts
              receivable, cash, equipment, transferable third party software rights, hardware, furniture, and inventory now owned or hereafter acquired wherever located, excepting purchase money security interests where applicable

Other conditions precedent to funding:

         The Bank shall be under no obligation to make the initial advance contemplated unless all of the following have been executed and delivered to the Bank.

         Borrower will maintain compensating deposit accounts with Lender at all times during the loan term. The required amounts to be maintained at the Bank shall be contingent on the loan balance exceeding $500,000.00. When the loan balance advances above $500,000.00, a $250,000.00 deposit shall be maintained at the Bank until the loan is reduced below the $500,000.00 level. To recapitulate: loan balance 0- $500,000.00--no specified compensating balance required, $500,000.00- $750,000.00--a $250,000.00 compensating balance is required.

         "Borrowing" and Bank resolution of Borrower on the Bank's standard forms or others acceptable to Bank.

         All duly executed security guaranty agreements that are required pursuant to this agreement.

         Borrower agrees to maintain adequate hazard insurance with coverage on secured collateral property. Provide Bank with evidence of such insurance, require insurance companies to notify Bank with not less than 30 days notice before such policies are altered or canceled, and said insurance policies shall name Bank as loss payee.

REPORTING REQUIREMENTS

Borrower shall provide and deliver the following financial statements and other reports to the Bank:

         Balance Sheet and Income Statement

         Within 60 days after the last day of the year, a copy of the Borrower's consolidated balance sheet and income statement prepared by Borrower as of the end of and for such year and certified by its principal financial officer to be true and correct and to have been prepared in accordance with generally accepted accounting principals that are consistent with those previously applied in Borrower's most recent financial statement.